Exhibit 99.01

ACTION BY WRITTEN CONSENT

BY

BOARD OF DIRECTORS

OF

JUQUN, INC

December 7, 2012

Pursuant to the Bylaws of this corporation, the undersigned, being all of the Directors on the Board of Directors of this corporation, after discussion adopted the following resolutions acting by Written Consent:

Resolved, that the resignation of Michael F. Cronin, CPA, as outside auditor for the Company is hereby accepted, effective immediately.

Resolved Further, that Patrick Rodgers CPA, PA, is hereby appointed as outside auditor for the Company, effective immediately.

FURTHER RESOLVED, that the Officers of this Corporation, and each of them, are hereby directed to take such acts, do such things, and execute such documents, as may be required to effectuate the foregoing.

/s/

___________________________

Chia, Shee Tong Tom (Tom Chia)

/s/

_________________________

Wong,Chi Wai (Paul Wong)

/s/

_______________________

Li Huang

/s/

_____________________

Ricky Pon